UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 16, 2005

IA Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-15863	13-4037641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

533 Airport Boulevard, Suite 400, Burlingame, CA 94010

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code) (650) 685-2403

__________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On May 16, 2005, the company issued a press release announcing its results for the three months ended March 31, 2005 (“March 31, 2005 Release”), a copy of which is furnished as Exhibit 99.1 and incorporated herein by reference. As part of the March 31, 2005 Release, the company presented certain financial information, including the following:

(a) Consolidated Balance Sheet as of March 31, 2005 and December 31, 2004, respectively;

(b) Consolidated Statement of Operation for the three months ended March 31, 2005 and 2004, respectively;

(c) Consolidated Statements of Cash Flows for the three months ended March 31, 2005 and 2004, respectively;

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired – None.
(b)	Pro Forma financial information – None.
(c)	Exhibits –
Exhibit No.	Description

99.1	Earnings press release dated May 16, 2005 which reported revenues of $5,969,000 for the three months ended March 31, 2005.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements (within the meaning of Section 27a of the Securities Act of 1933 and Section 21e of the Securities Exchange Act of 1934) regarding us and our business, financial condition, results of operations and prospects. Specifically, the statement in this press release concerning the projected revenues for the three months ended June 30, 2005 are forward-looking statements. Forward-looking statements in this report reflect the good faith judgment of our management and the statements are based on facts and factors as we currently know them. Forward-looking statements are subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Readers are urged not to place undue reliance on these forward-looking statements which speak only as of the date of this press release. We undertake no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of the press release.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IA Global, Inc.

(Registrant)

Dated: May 16, 2005

By:	/s/ Alan Margerison

Alan Margerison

President and Chief Executive Officer